Exhibit 32.2

                                CERTIFICATION
                     PURSUANT TO 18 U.S.C. SECTION 1350,
                  AS ADOPTED PURSUANT TO SECTION 906 OF THE
                          SARBANES-OXLEY ACT OF 2002


      The undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the undersigned's best knowledge and belief, the Annual Report on Form 10-K for the Geodyne Institutional/Pension Energy Income Limited Partnership P-3 ("Issuer") for the period ending December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

      (a) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (b)   the information  contained in the Report fairly  presents,  in all
            material  respects,   the  financial   condition  and  results  of
            operations of the Issuer.

      Dated this 16th day of April, 2007.

                                GEODYNE INSTITUTIONAL/PENSON ENERGY
                                INCOME LIMITED PARTNERSHIP P-3
                                ("Issuer")

                                //s// Dennis R. Neill
                                -----------------------------------
                                Dennis R. Neill
                                President (Chief Executive Officer)

                                //s// Craig D. Loseke
                                -----------------------------------
                                Craig D. Loseke
                                Chief Accounting Officer
                                (Chief Financial Officer)